CONTACT:
Dan Lombardo
Vice President of Investor Relations
630-570-0605
dan.lombardo@inventrustproperties.com
InvenTrust Properties Corp. Reports 2025 First Quarter Results
DOWNERS GROVE, IL – April 30, 2025 – InvenTrust Properties Corp. (“InvenTrust” or the “Company”) (NYSE: IVT) today reported financial and operating results for the quarter ended March 31, 2025. For the three months ended March 31, 2025 and 2024, the Company reported Net Income of $6.8 million, or $0.09 per diluted share, and Net Income of $2.9 million, or $0.04 per diluted share, respectively.
First Quarter 2025 Highlights:
•Nareit FFO of $0.48 per diluted share
•Core FFO of $0.46 per diluted share
•Same Property Net Operating Income (“NOI”) growth of 6.1%
•Leased Occupancy as of March 31, 2025 of 97.3%
•Executed 69 leases totaling approximately 256,000 square feet of GLA, of which 221,000 square feet was executed at a blended comparable lease spread of 9.6%
“Our results demonstrate the strength of our necessity-based, Sun Belt-focused platform,” said DJ Busch, President and CEO of InvenTrust. “Driven by favorable demographics, limited new supply, and resilient, albeit moderating, consumer spending, our portfolio continues to perform well despite recent economic developments and uncertainty. Looking ahead, we remain committed to operational excellence and pursuing disciplined acquisitions that drive long-term cash flow for our shareholders.”

NET INCOME
•Net Income for the three months ended March 31, 2025 was $6.8 million, or $0.09 per diluted share, compared to Net Income of $2.9 million, or $0.04 per diluted share, for the same period in 2024.
NAREIT FFO
•Nareit FFO for the three months ended March 31, 2025 was $37.2 million, or $0.48 per diluted share, compared to $30.8 million, or $0.45 per diluted share, for the same period in 2024.
CORE FFO
•Core FFO for the three months ended March 31, 2025 was $36.2 million, or $0.46 per diluted share, compared to $30.0 million, or $0.44 per diluted share, for the same period in 2024.
SAME PROPERTY NOI
•Same Property NOI for the three months ended March 31, 2025 was $47.3 million, a 6.1% increase, compared to the same period in 2024.

1 Earnings Release - Quarter Ended March 31, 2025

DIVIDEND
•For the quarter ended March 31, 2025, the Board of Directors declared a quarterly cash distribution of $0.2377 per share, paid on April 15, 2025.
PORTFOLIO PERFORMANCE & INVESTMENT ACTIVITY
•As of March 31, 2025, the Company’s Leased Occupancy was 97.3%.
◦Anchor Leased Occupancy, which includes spaces greater than or equal to 10,000 square feet, was 99.5% and Small Shop Leased Occupancy was 93.4%. Anchor Leased Occupancy decreased 30 basis points, and Small Shop Leased Occupancy increased 10 basis points, each on a sequential basis compared to the previous quarter.
◦Leased to Economic Occupancy spread of 190 basis points, which equates to approximately $5.7 million of base rent on an annualized basis.
•Blended re-leasing spreads for comparable new and renewal leases signed in the first quarter were 9.6%.
•Annualized Base Rent (“ABR”) per square foot (“PSF”) as of March 31, 2025 was $20.21, an increase of 3.1% compared to the same period in 2024. Anchor Tenant ABR PSF was $12.98 and Small Shop Tenant ABR PSF was $33.65 for the first quarter.
LIQUIDITY AND CAPITAL STRUCTURE
•InvenTrust had $577.4 million of total liquidity, as of March 31, 2025, comprised of $77.4 million of cash and cash equivalents and $500.0 million of availability under its Revolving Credit Facility.
•InvenTrust has $35.9 million of debt maturing in 2025 and $200.0 million of debt maturing in 2026.
•The Company's weighted average interest rate on its debt as of March 31, 2025 was 4.03% and the weighted average remaining term was 3.1 years.
SUBSEQUENT EVENTS
•On April 1, 2025, the Company acquired Plaza Escondida, a 91,000 square foot neighborhood center anchored by Trader Joe’s in the Tucson, Arizona market, for a gross acquisition price of $23.0 million. The Company used cash on hand and assumed a mortgage payable of $8.0 million to fund the acquisition.
•On April 24, 2025, the Company acquired Carmel Village, a 54,000 square foot neighborhood center in Charlotte, North Carolina, for a gross acquisition price of $19.9 million. The Company used cash on hand to fund the acquisition.

2 Earnings Release - Quarter Ended March 31, 2025

2025 GUIDANCE
InvenTrust has reaffirmed its 2025 guidance, as summarized in the following table.

(Unaudited, dollars in thousands, except per share amounts)	Current and Previous (1) (2)
Net Income per diluted share	$0.27	—	$0.33
Nareit FFO per diluted share	$1.83	—	$1.89
Core FFO per diluted share (3)	$1.79	—	$1.83
Same Property NOI (“SPNOI”) Growth	3.50%	—	4.50%
General and administrative	$34,250	—	$35,750
Interest expense, net (4)	$31,000	—	$31,500
Net investment activity (5)	~ $100,000
(1)The Company’s 2025 guidance excludes projections related to gains or losses on dispositions, gains or losses on debt transactions, and depreciation, amortization, and straight-line rent adjustments related to acquisitions and dispositions.
(2)The Company’s 2025 guidance includes an expectation of uncollectibility, reflected as 75-100 basis points of expected total revenue.
(3)Core FFO per diluted share excludes amortization of market-lease intangibles and inducements, debt extinguishment charges, straight-line rent adjustments, depreciation and amortization of corporate assets, and non-operating income and expense.
(4)Interest expense, net, excludes amortization of debt discounts and financing costs, and expected interest income of approximately $2.4 million.
(5)Net investment activity represents anticipated acquisition activity less disposition activity.
In addition to the foregoing assumptions, the Company's 2025 guidance incorporates a number of other assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these assumptions, the Company's expectations may change. There can be no assurances that InvenTrust will achieve these results.

The following table provides a reconciliation of the range of the Company's 2025 estimated net income per diluted share to estimated Nareit FFO and Core FFO per diluted share:

(Unaudited)	Low End	High End
Net income per diluted share	$0.27	$0.33
Depreciation and amortization of real estate assets	1.56	1.56
Nareit FFO per diluted share	1.83	1.89
Amortization of market-lease intangibles and inducements, net	(0.04)	(0.05)
Straight-line rent adjustments, net	(0.04)	(0.05)
Amortization of debt discounts and financing costs	0.04	0.04
Core FFO per diluted share	$1.79	$1.83

This earnings release does not include a reconciliation of forward-looking SPNOI to forward-looking GAAP Net Income because the Company is unable, without making unreasonable efforts, to provide a meaningful or reasonably accurate calculation or estimation of certain reconciling items which could be significant to the Company’s results.

EARNINGS CALL INFORMATION
Date:                Thursday, May 1, 2025
Time:                10:00 a.m. ET
Dial-in:                 (833) 470-1428 / Access Code: 200651
Webcast & Replay Link:     https://events.q4inc.com/attendee/483826441
A webcast replay will be available shortly after the conclusion of the presentation using the webcast link above.

3 Earnings Release - Quarter Ended March 31, 2025

Definitions
NON-GAAP FINANCIAL MEASURES
This Earnings Release includes certain financial measures and other terms that are not in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”) that management believes are helpful in understanding the Company’s business. These measures should not be considered as alternatives to, or more meaningful than, net income (calculated in accordance with GAAP) or other GAAP financial measures, as an indicator of financial performance and are not alternatives to, or more meaningful than, cash flow from operating activities (calculated in accordance with GAAP) as a measure of liquidity. Non-GAAP performance measures have limitations as they do not include all items of income and expense that affect operations, and accordingly, should always be considered as supplemental financial results to those calculated in accordance with GAAP. The Company's computation of these non-GAAP performance measures may differ in certain respects from the methodology utilized by other REITs and, therefore, may not be comparable to similarly titled measures presented by such other REITs. Investors are cautioned that items excluded from these non-GAAP performance measures are relevant to understanding and addressing financial performance. A reconciliation of the Company’s non-GAAP measures to the most directly comparable GAAP financials measures are included herein.
SAME PROPERTY NOI or SPNOI
Information provided on a same property basis includes the results of properties that were owned and operated for the entirety of both periods presented. NOI excludes general and administrative expenses, depreciation and amortization, other income and expense, net, impairment of real estate assets, gains (losses) from sales of properties, gains (losses) on extinguishment of debt, interest expense, net, lease termination income and expense, and GAAP rent adjustments such as amortization of market lease intangibles, amortization of lease incentives, and straight-line rent adjustments (“GAAP Rent Adjustments”). The Company bifurcates NOI into Same Property NOI and NOI from other investment properties based on whether the retail properties meet the Company’s Same Property criteria. NOI from other investment properties includes adjustments for the Company’s captive insurance company.
NAREIT FUNDS FROM OPERATIONS (NAREIT FFO) and CORE FFO
The Company’s non-GAAP measure of Nareit Funds from Operations ("Nareit FFO"), based on the National Association of Real Estate Investment Trusts ("Nareit") definition, is net income (or loss) in accordance with GAAP, excluding gains (or losses) resulting from dispositions of properties, plus depreciation and amortization and impairment charges on depreciable real property. Core Funds From Operations (“Core FFO”) is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Core FFO provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within Nareit FFO and other unique revenue and expense items which some may consider not pertinent to measuring a particular company’s ongoing operating performance.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION, AND AMORTIZATION (EBITDA) and ADJUSTED EBITDA
The Company’s non-GAAP measure of EBITDA is net income (or loss) in accordance with GAAP, excluding interest expense, net, income tax expense (or benefit), and depreciation and amortization. Adjusted EBITDA is an additional supplemental non-GAAP financial measure of the Company’s operating performance. In particular, Adjusted EBITDA provides an additional measure to compare the operating performance of different REITs without having to account for certain remaining amortization assumptions within EBITDA, certain gains or losses remaining within EBITDA, and other unique revenue and expense items which some may consider not pertinent to measuring a particular company's ongoing operating performance.
NET DEBT-TO-ADJUSTED EBITDA
Net Debt-to-Adjusted EBITDA is Net Debt divided by trailing twelve month Adjusted EBITDA.

4 Earnings Release - Quarter Ended March 31, 2025

Financial Statements
Condensed Consolidated Balance Sheets
In thousands, except share amounts

	As of March 31	As of December 31
	2025	2024
Assets	(unaudited)
Investment properties
Land	$712,827	$712,827
Building and other improvements	2,118,527	2,116,092
Construction in progress	6,245	9,951
Total	2,837,599	2,838,870
Less accumulated depreciation	(524,831)	(511,969)
Net investment properties	2,312,768	2,326,901
Cash, cash equivalents, and restricted cash	84,579	91,221
Intangible assets, net	128,956	137,420
Accounts and rents receivable	33,798	36,131
Deferred costs and other assets, net	45,404	44,277
Total assets	$2,605,505	$2,635,950

Liabilities
Debt, net	$740,745	$740,415
Accounts payable and accrued expenses	30,371	46,418
Distributions payable	18,438	17,512
Intangible liabilities, net	41,548	42,897
Other liabilities	29,597	28,703
Total liabilities	860,699	875,945
Commitments and contingencies

Stockholders' Equity
Preferred stock, $0.001 par value, 40,000,000 shares authorized, none outstanding	—	—
Common stock, $0.001 par value, 146,000,000 shares authorized, 77,567,764 shares issued and outstanding as of March 31, 2025 and 77,450,794 shares issued and outstanding as of December 31, 2024	78	77
Additional paid-in capital	5,730,641	5,730,367
Distributions in excess of accumulated net income	(3,996,511)	(3,984,865)
Accumulated comprehensive income	10,598	14,426
Total stockholders' equity	1,744,806	1,760,005
Total liabilities and stockholders' equity	$2,605,505	$2,635,950

5 Earnings Release - Quarter Ended March 31, 2025

Financial Statements, continued
Condensed Consolidated Statements of Operations and Comprehensive Income
In thousands, except share and per share amounts, unaudited

	Three Months Ended March 31
	2025	2024
Income
Lease income, net	$73,389	$66,493
Other property income	382	305
Total income	73,771	66,798

Operating expenses
Depreciation and amortization	30,614	28,168
Property operating	10,747	9,999
Real estate taxes	9,356	8,981
General and administrative	8,547	7,974
Total operating expenses	59,264	55,122

Other (expense) income
Interest expense, net	(8,322)	(9,634)
Other income and expense, net	607	858
Total other (expense) income, net	(7,715)	(8,776)

Net income	$6,792	$2,900

Weighted-average common shares outstanding - basic	77,563,971	67,874,528
Weighted-average common shares outstanding - diluted	78,160,787	68,272,050

Net income per common share - basic	$0.09	$0.04
Net income per common share - diluted	$0.09	$0.04

Comprehensive income
Net income	$6,792	$2,900
Unrealized (loss) gain on derivatives, net	(1,586)	7,319
Reclassification to net income	(2,242)	(3,317)
Comprehensive income	$2,964	$6,902

6 Earnings Release - Quarter Ended March 31, 2025

Reconciliation of Non-GAAP Measures
In thousands

Same Property NOI
The following table presents the components of Same Property NOI:

	Three Months Ended March 31
	2025	2024
Income
Minimum base rent	$42,952	$41,310
Real estate tax recoveries	8,020	7,837
Common area maintenance, insurance, and other recoveries	8,374	7,647
Ground rent income	4,613	4,501
Short-term and other lease income	1,471	1,287
Reversal of uncollectible rent and recoveries, net	68	51
Other property income	362	297
Total income	65,860	62,930

Operating Expenses
Property operating	9,807	9,731
Real estate taxes	8,767	8,651
Total operating expenses	18,574	18,382

Same Property NOI	$47,286	$44,548

Net Income to Same Property NOI
The following table presents a reconciliation of Net Income to Same Property NOI:

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Adjustments to reconcile to non-GAAP metrics:
Other income and expense, net	(607)	(858)
Interest expense, net	8,322	9,634
Depreciation and amortization	30,614	28,168
General and administrative	8,547	7,974
Adjustments to NOI (a)	(1,799)	(2,043)
NOI	51,869	45,775
NOI from other investment properties	(4,583)	(1,227)
Same Property NOI	$47,286	$44,548
(a)Adjustments to NOI include lease termination income and expense and GAAP Rent Adjustments.

7 Earnings Release - Quarter Ended March 31, 2025

Reconciliation of Non-GAAP Measures, continued
in thousands, except share and per share amounts

Nareit FFO and Core FFO
The following table presents a reconciliation of Net Income to Nareit FFO Applicable to Common Shares and Dilutive Securities and Core FFO Applicable to Common Shares and Dilutive Securities:

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Depreciation and amortization of real estate assets	30,366	27,946
Nareit FFO Applicable to Common Shares and Dilutive Securities	37,158	30,846
Amortization of market lease intangibles and inducements, net	(895)	(576)
Straight-line rent adjustments, net	(894)	(906)
Amortization of debt discounts and financing costs	683	575
Depreciation and amortization of corporate assets	248	222
Non-operating income and expense, net (a)	(71)	(180)
Core FFO Applicable to Common Shares and Dilutive Securities	$36,229	$29,981

Weighted average common shares outstanding - basic	77,563,971	67,874,528
Dilutive effect of unvested restricted shares (b)	596,816	397,522
Weighted average common shares outstanding - diluted	78,160,787	68,272,050

Net income per diluted share	$0.09	$0.04
Nareit FFO per diluted share	$0.48	$0.45
Core FFO per diluted share	$0.46	$0.44
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.
(b)For purposes of calculating non-GAAP per share metrics, the Company applies the same denominator used in calculating diluted earnings per share in accordance with GAAP.
EBITDA and Adjusted EBITDA
The following table presents a reconciliation of Net Income to EBITDA and Adjusted EBITDA:

	Three Months Ended March 31
	2025	2024
Net income	$6,792	$2,900
Interest expense, net	8,322	9,634
Income tax expense	136	133
Depreciation and amortization	30,614	28,168
EBITDA	45,864	40,835
Amortization of market-lease intangibles and inducements, net	(895)	(576)
Straight-line rent adjustments, net	(894)	(906)
Non-operating income and expense, net (a)	(71)	(180)
Adjusted EBITDA	$44,004	$39,173
(a)Reflects items which are not pertinent to measuring ongoing operating performance, such as miscellaneous and settlement income.

8 Earnings Release - Quarter Ended March 31, 2025

Financial Leverage Ratios
In thousands

Net Debt and Net Debt-to-Adjusted EBITDA
The following table presents the calculation of net debt and Net Debt-to-Adjusted EBITDA:

	As of March 31	As of December 31
	2025	2024
Net Debt:
Outstanding Debt, net	$740,745	$740,415
Less: Cash and cash equivalents	(77,368)	(87,395)
Net Debt	$663,377	$653,020

Net Debt-to-Adjusted EBITDA (trailing 12 months):
Net Debt	$663,377	$653,020
Adjusted EBITDA (trailing 12 months)	162,840	158,009
Net Debt-to-Adjusted EBITDA	4.1x	4.1x

9 Earnings Release - Quarter Ended March 31, 2025

About InvenTrust Properties Corp.
InvenTrust Properties Corp. (the “Company,” "IVT," or "InvenTrust") is a premier Sun Belt, multi-tenant essential retail REIT that owns, leases, redevelops, acquires and manages grocery-anchored neighborhood and community centers as well as high-quality power centers that often have a grocery component. Management pursues the Company's business strategy by acquiring retail properties in Sun Belt markets, opportunistically disposing of retail properties, and maintaining a flexible capital structure. A trusted, local operator bringing real estate expertise to its tenant relationships, IVT has built a strong reputation with market participants across its portfolio. For more information, please visit www.inventrustproperties.com.
The enclosed information should be read in conjunction with the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including, but not limited to, the Company's Form 10-Qs filed quarterly and Form 10-Ks filed annually. Additionally, the enclosed information does not purport to disclose all items required under GAAP. The information provided in this earnings release is unaudited and includes non-GAAP measures (as discussed herein), and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended March 31, 2025. The Company may, but assumes no obligation to, update information in this earnings release.
Forward-Looking Statements Disclaimer
Forward-Looking Statements in this earnings release, or made during the earnings call, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of InvenTrust's management and are subject to significant risks and uncertainties. Actual results may differ materially from those described in the forward-looking statements. Any statements made in this earnings release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements. Forward-looking statements include information concerning possible or assumed future results of operations, including our guidance and descriptions of our business plans and strategies. These statements often include words such as "may," "should," “could,” "would," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "target," "project," "predict," "potential," "continue," "likely," "will," "forecast," "outlook," "guidance," "suggest," and variations of these terms and similar expressions, or the negative of these terms or similar expressions.
The following factors, among others, could cause actual results, financial position and timing of certain events to differ materially from those described in the forward-looking statements: interest rate movements; local, regional, national and global economic performance; the impact of inflation on the Company and on its tenants; competitive factors; the impact of e-commerce on the retail industry; future retailer store closings; retailer consolidation; retailers reducing store size; retailer bankruptcies; government policy changes, including the effects of recent new tariffs and changes in global trade policies on the overall state of the economy; and any material market changes and trends that could affect the Company’s business strategy. For further discussion of factors that could materially affect the outcome of management's forward-looking statements and IVT's future results and financial condition, see the Risk Factors included in the Company's most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the SEC. InvenTrust intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law.
IVT cautions you not to place undue reliance on any forward-looking statements, which are made as of the date of this earnings release. IVT undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If IVT updates one or more forward-looking statements, no inference should be drawn that IVT will make additional updates with respect to those or other forward-looking statements.
Availability of Information on InvenTrust Properties Corp.'s Website and Social Media Channels
Investors and others should note that InvenTrust routinely announces material information to investors and the marketplace using U.S. Securities and Exchange Commission filings, press releases, public conference calls, webcasts and the InvenTrust investor relations website. The Company uses these channels as well as social media channels (e.g., the InvenTrust X account (x.com/inventrustprop); and the InvenTrust LinkedIn account (linkedin.com/company/inventrustproperties)), as a means of disclosing information about the Company's business to colleagues, investors, and the public. While not all of the information that the Company posts to the InvenTrust investor relations website or on the Company’s social media channels is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media and others interested in InvenTrust to review the information that it shares on www.inventrustproperties.com/investor-relations and on the Company’s social media channels.

10 Earnings Release - Quarter Ended March 31, 2025